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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report (Date of earliest event) January 7, 2002
                                                     ---------------



                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



      Ohio                                0-20100                34-1686642
------------------------------    ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation)                                               Identification No.)



5200 Stoneham Road, North Canton, Ohio                            44720
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

                                 (330) 499-1660
                                 --------------
               Registrant's telephone number, including area code





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ITEM 9.  REGULATION FD DISCLOSURE

         Belden & Blake Corporation ("Belden & Blake" or the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

         The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission.


2002 CAPITAL EXPENDITURE PLAN

         The Company's Board of Directors has approved a capital budget of $44 million in 2002. Principal planned capital expenditure categories in 2002 are as follows:

                     2002 CAPITAL EXPENDITURES
                           (in millions)

          Drilling and completion (including exploratory dry hole cost)   $27
          Production enhancements and field improvements                    5
          Leasehold acreage and seismic                                     9
          Other capital assets                                              3
                                                                          ---
                                                                          $44
                                                                          ===

         The Company's 2002 drilling program includes drilling 104 gross wells to the shallow blanket formations and 51 gross wells to the deeper more prolific formations in the Appalachian and Michigan Basins. Approximately 39% of the Company's 2002 drilling budget will be allocated to exploratory drilling. The Company's actual drilling activity in 2002 will be impacted by the availability of drilling rigs, other oil field goods and services and changes in commodity prices.

         The Company plans to spend approximately $7 million to drill 26 gross (12 net) wells on Trenton/Black River acreage in 2002. The Company's 2002 drilling plan is a significant increase in drilling in the Trenton/Black River play. The Trenton/Black River play has received significant attention recently in the Appalachian Basin due to the large discoveries by other



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producers. The Company has approximately 190,000 acres (net to the Company's interest) of Trenton/Black River acreage in West Virginia, Ohio, Pennsylvania and New York. The Company has entered into joint venture arrangements with other producers to explore this acreage. The Company has also budgeted amounts to acquire additional Trenton/Black River acreage in 2002.

         The Company plans to spend approximately $8 million to drill 54 gross (54 net) wells on Coalbed Methane acreage in 2002. The Company currently has 90 producing Coalbed Methane wells and has approximately 86,000 acres (net to the Company's interest) of Coalbed Methane acreage in Pennsylvania. The Company has also budgeted amounts to acquire additional Coalbed Methane acreage in 2002.

         In addition to the Trenton/Black River and Coalbed Methane drilling, the Company also plans to spend approximately $7 million to drill 50 gross (33 net) wells in the Michigan Antrim formation and $4 million to drill 25 gross (15 net) wells in other deeper more prolific formations in Ohio, Michigan and New York.

         The Company intends to finance its planned capital expenditures through its available cash flow, available revolving credit line, the sale of participating interests in its exploratory Trenton/Black River play and the sale of non strategic assets. At January 7, 2002, the Company had approximately $39.8 million available under its existing revolving credit line.


ENRON EXPOSURE

         The recent downgrades of Enron's credit ratings, Enron's bankruptcy and other events involving Enron should not have a material adverse impact on the Company's financial condition, results of operations or cash flows. Enron has purchased natural gas from the Company's operated and non-operated oil and gas wells. It is too early to determine with certainty the extent to which the Company will be impacted by these events, however, the Company believes its net exposure is less than $600,000.

         To manage its exposure to natural gas price volatility, the Company may partially hedge its physical gas sales prices by selling futures contracts on the New York Mercantile Exchange ("NYMEX") or by selling NYMEX based commodity derivative contracts which are placed with major financial institutions that the Company believes are minimal credit risks. The contracts may take the form of futures contracts, swaps, collars or options. The Company's financial results and cash flows can be significantly impacted as commodity prices fluctuate widely in response to changing market conditions. Accordingly, the Company may modify its fixed price contract and financial hedging positions by entering into new transactions or terminating existing contracts. Enron is not a counterparty to the Company's financial hedges.






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Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 7, 2002         BELDEN & BLAKE CORPORATION
      ----------------
                               (Registrant)


                               By:    /s/ Robert W. Peshek
                                    -----------------------------------------
                                      Robert W. Peshek, Vice President
                                      and Chief Financial Officer